SCHOOL BUS
SCHOOL BUS
SCHOOL BUS
SCHOOL BUS

HENNESSY
CAPITAL

BLUE BIRD

A heritage of looking ahead.

Hennessy Capital Acquisition Corp. Acquisition of Blue Bird Corporation Supplement to Investor Presentation February 2015 Exhibit 99.1

Confidentiality
Use of Projections

Important Disclaimers
This presentation and the definitive proxy statement referred to below contain financial forecasts with respect to Blue Bird’s projected net revenues and Adjusted EBITDA for Blue Bird’s fiscal 2015. Neither Hennessy Capital’s independent auditors, nor the independent registered public accounting firm of Blue Bird, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation and the definitive proxy statement, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation or the definitive proxy statement. PricewaterhouseCoopers LLP and KPMG LLP did not audit, review, compile or perform any procedures with respect to that information and has not expressed any opinion or any other form of assurance with respect thereto. These projections should not be relied upon as being necessarily indicative of future results. Reference is made to pages 145-149 of the definitive proxy statement for a full description of the limitations associated with these forecasts.
The information in this presentation is highly confidential. The distribution of this presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited.  The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Hennessy Capital Acquisition Corp. (“HCAC”) and Blue Bird Corporation (“Blue Bird”) and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements.
In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Hennessy Capital or Blue Bird or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Forward Looking Statements
Use of Non-GAAP Financial Measures

Important Disclaimers (continued)
This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of
1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,”
“outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of HCAC, Blue Bird and the combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the failure of the parties to consummate the transactions contemplated by the definitive purchase agreement relating to the proposed business combination (the “Purchase Agreement”) including the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (2) the outcome of any legal proceedings that may be instituted against Blue Bird or HCAC arising from the announcement of the proposed business combination and transactions contemplated thereby; (3) the inability to complete the transactions contemplated by the proposed business combination due to the failure to obtain approval of the stockholders of HCAC, or the failure to satisfy other conditions to closing in the Purchase Agreement; (4) the ability of the combined company to be successful in its appeal of the delisting determination by the staff of the Listing Qualifications Department of the Nasdaq Stock Market and
to meet the Nasdaq Capital Market’s listing standards, including having the requisite number of stockholders; (5) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (7) costs related to the business combination; (8) changes in applicable laws or regulations; (9) the possibility that Blue Bird or HCAC may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the definitive proxy statement (and the supplement to the definitive proxy statement), including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange
Commission (“SEC”) and delivered to HCAC's stockholders. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. HCAC and Blue Bird undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. In most instances, where third party sources are identified in this presentation, the information has been derived by Blue Bird management from the source data.
This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin and Net Debt. Adjusted EBITDA involves certain adjustments to EBITDA, which is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA” ). Adjusted EBITDA includes add-backs for
Restructuring costs, Non-recurring Management Incentive Compensation and other non-recurring expenses. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenues. Net Debt is defined as Total Debt less Cash and Cash Equivalents. You can find the reconciliation of these measures to the nearest comparable
GAAP measures elsewhere in this presentation. Except as otherwise noted, all references herein to full-year periods refer to Blue Bird’s fiscal year, which ends on the
Saturday closest to September 30.  Blue Bird believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Blue Bird’s financial condition and results of operations. Blue Bird’s management uses these non-GAAP measures to compare Blue Bird’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Blue Bird’s board of directors.
Blue Bird believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends.
Management of Blue Bird does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. We have not reconciled the non-GAAP forward looking information to their corresponding GAAP measures because we do not provide guidance for the various reconciling items such as stock-based compensation, provision for income taxes and depreciation and amortization, as certain items that impact these measures are out of our control or cannot be reasonably predicted. You should review Blue Bird’s audited financial statements, which are and will be presented in HCAC's proxy statement filings with the SEC, including the proxy statement to be delivered to HCAC’s stockholders, and not rely on any single financial measure to evaluate Blue Bird’s business.
Other companies may calculate Adjusted EBITDA and other non-GAAP measures differently, and therefore our Adjusted EBITDA and other non-GAAP measures and that of
Blue Bird may not be directly comparable to similarly titled measures of other companies.

Additional Information
Important Information about the Warrant Exchange Offer
Participants in the Solicitation

Important Disclaimers (continued)
HCAC has filed with the U. S. Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the business combination and other matters and, beginning on January 21, 2015, mailed the definitive proxy statement and other relevant documents to stockholders of HCAC as of the January 2, 2015 record date for the special meeting. Stockholders of HCAC and other interested persons are advised to read the definitive proxy statement and any other relevant documents
(including the supplement to the definitive proxy statement, dated February 10, 2015) that have been or will be filed with the SEC in connection with HCAC’s solicitation of proxies for the special meeting because these documents will contain important information about HCAC, SBH and the business combination. Stockholders may also obtain a free copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC (including the supplement to the definitive proxy statement, dated February 10, 2015), without charge, at the SEC’s website located at www.sec.gov or by directing a request to Daniel J. Hennessy,
Chairman and Chief Executive Officer, 700 Louisiana Street, Suite 900, Houston, Texas, 77002, (312) 876-1956.
HCAC has commenced an exchange offer for HCAC’s outstanding warrants. This presentation is neither an offer to exchange nor a solicitation of an offer to sell any securities. The solicitation and the offer to exchange HCAC’s public warrants are being made solely pursuant to an offer to exchange, the related amended and restated
letter of transmittal and other warrant exchange offer materials included as exhibits to the Schedule TO amendment that HCAC filed with the SEC on January 22, 2015.
The Schedule TO and all amendments (including an offer to exchange, a related amended and restated letter of transmittal and other offer documents) contains important information that should be read carefully and considered before any decision is made with respect to the exchange offer. These materials are being sent free of charge to holders of HCAC’s outstanding warrants. In addition, all of these materials (and all other materials filed by HCAC with the SEC) are available at no charge from the SEC through its website at www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by HCAC by directing a request to: Morrow & Co.,
LLC, HCAC’s information agent, at 470 West Avenue, 3rd Floor, Stamford, CT 06902, or by phone at (800) 662-5200 or email at hennessy.info@morrowco.com. Holders of HCAC’s outstanding warrants are urged to read the exchange offer documents and the other relevant materials (as they become available) before making any investment decision with respect to the exchange offer because they contain important information about the exchange offer and the transaction.
HCAC and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from HCAC’s stockholders in respect of the proposed business combination and the other matters set forth in the definitive proxy statement. Information regarding HCAC’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement for the Business Combination, which has been filed with the SEC.

Transaction
Overview
Value
Under the terms of the purchase agreement amendment, stock consideration to Seller will be reduced and HCAC will forfeit a number of founder shares
The effect of the proposed amendment will be to reduce the outstanding common share count by 5.4 million shares, or 20%, to 21,687,500 shares
HCAC stockholders, including the founders, will collectively own 63.1% of the pro forma combined company
(1)
and an affiliate of Cerberus Capital
Management, L.P. will own 36.9% of Blue Bird equity
(1)
The Public Warrant Exchange Offer for 575,000 shares of HCAC common stock has been extended through February 26
th (2)
HCAC special stockholders’ meeting has been rescheduled for February 20 th
Revised transaction value of $434 million
6.5x FY2014 Adjusted EBITDA of $67 million
5.8x to 6.0x FY2015E Adjusted EBITDA of $72 to $75 million
(3)
Updated Transaction Overview
(1) Assumes no redemption of cash in trust account and does not include shares underlying Convertible Preferred Stock or outstanding warrants, other than the 1,212,500 shares to be issued upon completion of the Public Warrant Exchange Offer and Sponsor Warrant Exchange
(2) Upon completion of the Public Warrant Exchange Offer and the Sponsor Warrant Exchange, a total of 12,125,000 warrants will be exchanged for a total of 1,212,500 shares of HCAC common stock
(3) See “Important Disclaimers”

Sources and Uses
Note: Assumes no redemption of cash in trust
$ %
HCAC Cash 115 $    47%
Convertible Preferred Stock 40         16%
Reinvestment of Existing Stockholders' Equity 80         33%
Cash from Blue Bird's Balance Sheet 10         4%
Total Sources 245 $    100%
$ %
Cash Purchase Price 140 $    57%
Reinvestment of Existing Stockholders' Equity 80         33%
Transaction Expenses 25         10%
Total Uses 245 $    100%
Sources
Uses
($ in millions)

Cash on Balance Sheet 53 $
Total Debt (incl. Capital Leases) 223 $
Convertible Preferred Stock 40
Market Equity Capitalization 217
Total Capitalization 480 $
Pro Forma Enterprise Value 427
Pro Forma Ent. Value / FY2015E Adj. EBITDA 5.7 - 5.9x
Net Debt / FY2014 Adj. EBITDA 2.5x

Pro Forma Capitalization (1)
(1) Debt and cash balances as of September 27, 2014, pro forma for closing of transaction. Assumes no redemption of cash in trust
(2) Market Equity Capitalization based on pro forma share count including issuance of 1,212,500 shares pursuant to the Warrant Exchange Offer and Sponsor Warrant Exchange and $10.00 per share price;
excludes shares underlying Convertible Preferred Stock and all other public and placement warrants
(3) See “Important Disclaimers”
(4) Net debt is defined as total debt ($223 million) less cash and cash equivalents ($53 million), or $170 million
(2)
(4)
(3)
($ in millions)

Assumes No Conversion
of Preferred Stock
(1)
Assumes Conversion
of Preferred Stock
(1)(2)
Common
Stock %
Common
Stock %
Cerberus Affiliate 8.0 36.9% 8.0 31.9%
HCAC Public Stockholders 12.1 55.7% 12.1 48.1%
HCAC Founders 1.6 7.4% 1.6 6.4%
PIPE Investment Investor
(5)
0.0 0.0% 3.4 13.6%
Total 21.7 100.0% 25.1 100.0%

Pro Forma Ownership
(amounts in millions)
(1)
Assumes no redemption of cash in trust account; figures per proxy statement
(2)
Based on an assumed conversion price of $11.75 per share, which may be adjusted from time to time
(3)
Share count assumes the issuance of 575,000 shares of Hennessy Capital common stock pursuant to the Public Warrant Exchange Offer; excludes shares underlying all other public warrants; 11,500,000 warrants will remain outstanding after the transaction
(4)
Share count assumes the issuance of 637,500 shares of Hennessy Capital common stock pursuant to the Sponsor Warrant Exchange; excludes shares underlying all other placement warrants; 11,500,000 warrants will remain outstanding after the transaction
(5)
PIPE Investment of $40 million Series A Convertible Preferred
(3)
(4)

CMI
HOG
ALSN
OSK
GNRC
THO
MTW
BGG
FSS
ASTE
NFI
PSIX
WGO
PLOW
MNTX

CMI
HOG
ALSN
OSK
GNRC
THO
MTW
BGG
FSS
ASTE
NFI
PSIX
WGO
PLOW
MNTX

Public Company Valuation Benchmarks

FY 2014 EV / Adjusted EBITDA FY 2015E EV / Adjusted EBITDA
Deal Multiple: 6.4x Deal Multiple Range: 5.7 – 5.9x
Mean: 10.6x
Large Cap Branded Industrials
& Specialty Vehicles
Mean: 9.9x Mean: 9.6x Mean: 9.1x
Source: SEC Filings, Wall Street Research and First Call Consensus estimates. Blue Bird company management. Note: FY14 multiples for Power Solutions International, Inc. are not included in mean and median calculations.
Note: Deal Multiples exclude Pension Liability from the calculation of Enterprise Value; multiples have been calendarized to Blue Bird fiscal year end on Sept 30. Quarterly consensus was used for comparable companies wherever available.
Note: Adj. EBITDA excludes public company costs, stock based compensation and transaction expenses. Adjusted EBITDA for FY2014 includes add-backs for Restructuring costs, Non-recurring Management Incentive Compensation and other non-
recurring expenses.
(1) FY 2014 multiples for Power Solutions International, Inc. are not included in mean and median calculations.
Small Cap Branded Industrials
& Specialty Vehicles
Large Cap Branded Industrials
& Specialty Vehicles
Small Cap Branded Industrials
& Specialty Vehicles
23.0x
7.6x
11.5x
11.1x
6.7x
12.2x
8.4x
9.5x
7.8x
9.3x
9.2x
7.2x
13.5x
7.9x
11.9x
6.0x
10.0x
15.0x
10.0x
12.4x
12.0x
7.1x
12.6x
10.4x
9.4x
10.3x
10.9x
11.7x
9.1x
8.4x
8.6x
10.1x
10.0x
15.0x
5.0x
5.0x

Detailed Comparable Company Benchmarks

($ in millions, except per share values)
Source: SEC Filings, Wall Street Research and First Call Consensus estimates.
Note: N.M. represents negative multiples, EBITDA multiples greater than 35.0x, EBIT multiples greater than 25.0x, P/E multiples greater than 65.0x and negative long-term growth rates.
Note: Multiples have been calendarized to Blue Bird fiscal year end on Sept 30.  Quarterly consensus was used for comparable companies wherever available.
(1) FY 2014 multiples for Power Solutions International, Inc. are not included in mean and median calculations.
(1)
Stock Price Market Value Balance Sheet Valuation Multiples
Large Cap Branded Industrials Above Below Equity Ent. EV / Rev EV / EBITDA EV / EBIT P/E Price/
& Specialty Vehicles 2/6/15 Low High Value Value Cash Debt FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 Book
Cummins Inc. 135.86 9% 16% 24,604 24,229 2,394 2,019 1.4x 1.3x 1.2x 11.4x 10.0x 7.6x 14.0x 12.2x 8.7x 17.4x 15.7x 13.0x 3.2x
Harley-Davidson, Inc. 64.21 18% 13% 13,758 18,299 964 5,505 3.5x 3.3x 3.1x 14.0x 12.4x 11.5x 15.9x 14.0x 13.1x 18.9x 16.3x 15.0x 4.7x
Allison Transmission Holdings, Inc. 32.15 23% 7% 5,854 8,243 208 2,597 4.3x 4.0x 3.8x 14.1x 12.0x 11.1x 22.6x 16.7x 15.3x 43.8x 26.5x 22.4x 4.3x
Oshkosh Corporation 46.34 20% 23% 3,648 4,427 111 890 0.6x 0.7x 0.7x 6.9x 7.1x 6.7x 8.6x 8.8x 8.1x 11.0x 11.8x 10.8x 1.9x
Generac Holdings Inc. 45.85 19% 27% 3,275 4,214 173 1,112 2.9x 2.9x 2.9x 11.5x 12.6x 12.2x 12.8x 14.0x 12.5x 11.5x 13.5x 13.8x 7.3x
Thor Industries Inc. 59.84 22% 8% 3,195 2,881 314 0 0.9x 0.8x 0.7x 11.3x 10.4x 8.4x 12.5x 11.5x 9.5x 19.9x 17.9x 15.4x 3.2x
The Manitowoc Company, Inc. 20.54 26% 39% 2,784 4,239 68 1,524 1.0x 1.1x 1.1x 9.0x 9.4x 9.5x 11.6x 12.1x 12.5x 17.3x 15.0x 15.3x 3.4x
Mean 2.1x 2.0x 1.9x 11.2x 10.6x 9.6x 14.0x 12.8x 11.4x 20.0x 16.7x 15.1x 4.0x
Median 1.4x 1.3x 1.2x 11.4x 10.4x 9.5x 12.8x 12.2x 12.5x 17.4x 15.7x 15.0x 3.4x
Stock Price Market Value Balance Sheet Valuation Multiples
Small Cap Branded Industrials Above Below Equity Ent. EV / Rev EV / EBITDA EV / EBIT P/E Price/
& Specialty Vehicles 2/6/15 Low High Value Value Cash Debt FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 Book
Briggs & Stratton Corporation 19.72 15% 14% 887 1,149 52 313 0.6x 0.6x 0.6x 9.3x 10.3x 7.8x 16.7x 17.2x 10.5x 21.3x 19.2x 15.4x 1.4x
Federal Signal Corp. 16.40 41% 0% 1,043 1,082 29 69 1.3x 1.2x 1.1x 14.2x 10.9x 9.3x 17.4x 12.8x 10.8x 23.6x 16.9x 16.0x 2.7x
Astec Industries, Inc. 38.07 12% 17% 873 870 16 13 0.9x 0.9x 0.8x 9.4x 11.7x 9.2x 16.4x 17.3x 12.3x 24.2x 25.5x 18.3x 1.5x
New Flyer Industries Inc. 10.60 21% 6% 594 837 9 252 0.8x 0.6x 0.6x 13.5x 9.1x 7.2x 23.9x 14.2x 12.2x 35.1x 16.0x 15.9x 1.3x
Power Solutions International, Inc. 48.45 19% 46% 520 591 8 78 2.6x 1.9x 1.3x N.M. 23.0x 13.5x N.M. N.M. 15.1x 59.2x 39.8x 22.2x 6.3x
Winnebago Industries, Inc. 21.94 17% 24% 591 563 28 0 0.7x 0.6x 0.6x 11.4x 8.4x 7.9x 12.7x 8.9x 8.4x 18.5x 13.1x 12.9x 3.0x
Douglas Dynamics, Inc. 22.01 50% 12% 491 631 4 144 4.2x 2.3x 2.2x 24.9x 8.6x 11.9x N.M. 9.8x 12.9x N.M. 14.0x 20.6x 2.9x
Manitex International, Inc. 11.77 25% 34% 176 226 5 55 1.0x 0.9x 0.6x 11.4x 10.1x 6.0x 14.3x 12.9x 7.8x 19.1x 18.3x 12.3x 1.9x
Mean 1.5x 1.0x 1.0x 13.4x 9.9x 9.1x 16.9x 13.3x 11.2x 28.7x 17.6x 16.7x 2.6x
Median 0.9x 0.9x 0.7x 11.4x 10.1x 8.5x 16.5x 12.9x 11.5x 23.6x 16.9x 16.0x 2.3x

Detailed Comparable Company Benchmarks

($ in millions)
Source: SEC Filings, Wall Street Research and First Call Consensus estimates.
Note: N.M. represents negative multiples, EBITDA multiples greater than 35.0x, EBIT multiples greater than 25.0x, P/E multiples greater than 65.0x and negative long-term growth rates.
Note: Financials have been calendarized to Blue Bird fiscal year end on Sept 30. Quarterly consensus was used for comparable companies wherever available.
Revenue Revenue Growth Margin Analysis
Large Cap Branded Industrials EBITDA EBIT Net Income
& Specialty Vehicles
FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 FY14 FY15 FY13 FY14 FY15
Cummins Inc. $17,005 $18,719 $20,573 (2%) 10.1% 9.9% 12.5% 12.9% 15.5% 10.6% 13.5% 8.3% 8.4% 9.2%
Harley-Davidson, Inc. 5,237 5,569 5,887 (6%) 6.3% 5.7% 25.0% 26.6% 27.0% 23.4% 23.7% 13.9% 15.2% 15.6%
Allison Transmission Holdings, Inc. 1,923 2,074 2,164 (10%) 7.9% 4.3% 30.3% 33.2% 34.5% 23.8% 24.9% 7.0% 10.7% 12.1%
Oshkosh Corporation 7,665 6,808 6,471 (4%) (11.2%) (4.9%) 8.3% 9.1% 10.2% 7.4% 8.4% 4.3% 4.5% 5.2%
Generac Holdings Inc. 1,452 1,433 1,457 23% (1.3%) 1.7% 25.3% 23.4% 23.7% 21.0% 23.2% 19.6% 17.0% 16.3%
Thor Industries Inc. 3,280 3,647 4,014 19% 11.2% 10.0% 7.8% 7.6% 8.5% 6.9% 7.6% 4.9% 4.9% 5.2%
The Manitowoc Company, Inc. 4,061 3,938 4,001 4% (3.0%) 1.6% 11.6% 11.4% 11.2% 8.9% 8.5% 4.0% 4.7% 4.5%
Mean 3% 2.9% 4.0% 17.3% 17.7% 18.6% 14.6% 15.7% 8.9% 9.3% 9.7%
Median (2%) 6.3% 4.3% 12.5% 12.9% 15.5% 10.6% 13.5% 7.0% 8.4% 9.2%
Revenue Revenue Growth Margin Analysis
Small Cap Branded Industrials EBITDA EBIT Net Income
& Specialty Vehicles
FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 FY14 FY15 FY13 FY14 FY15
Briggs & Stratton Corporation 1,871 1,834 1,946 (5%) (1.9%) 6.1% 6.6% 6.1% 7.5% 3.6% 5.6% 2.2% 2.5% 3.0%
Federal Signal Corp. 849 874 949 6% 2.9% 8.6% 9.0% 11.4% 12.3% 9.7% 10.5% 5.2% 7.1% 6.8%
Astec Industries, Inc. 937 960 1,026 0% 2.5% 6.9% 9.9% 7.7% 9.3% 5.2% 6.9% 3.9% 3.6% 4.6%
New Flyer Industries Inc. 1,020 1,406 1,499 18% 37.7% 6.6% 6.1% 6.6% 7.7% 4.2% 4.6% 1.7% 2.6% 2.5%
Power Solutions International, Inc. 229 306 449 13% 33.6% 47.1% 6.8% 8.4% 9.7% 7.2% 8.7% 3.8% 4.3% 5.2%
Winnebago Industries, Inc. 803 945 1,008 25% 17.7% 6.6% 6.1% 7.1% 7.0% 6.7% 6.6% 4.0% 4.8% 4.5%
Douglas Dynamics, Inc. 150 276 286 7% 84.9% 3.4% 16.9% 26.6% 18.5% 23.3% 17.1% 1.6% 12.7% 8.3%
Manitex International, Inc. 236 263 383 15% 11.2% 46.0% 8.4% 8.5% 9.8% 6.7% 7.6% 3.9% 3.7% 3.7%
Mean 10% 23.6% 16.4% 8.7% 10.3% 10.2% 8.3% 8.5% 3.3% 5.1% 4.8%
Median 10% 14.4% 6.8% 7.6% 8.1% 9.5% 6.7% 7.2% 3.8% 4.0% 4.6%